                                                                     EXHIBIT 25f


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1999 AVENUE OF THE STARS - FLOOR 26
LOS ANGELES, CA                                                            90067
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                             CMS ENERGY CORPORATION
               (Exact name of obligor as specified in its charter)

     JACKSON, MI                                                   38-2726431
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)


ONE ENERGY PLAZA
JACKSON, MI                                                       49201-2357
(Address of principal executive offices)                          (Zip Code)

                                 DEBT SECURITIES

                       (Title of the indenture securities)

ITEM 1.           GENERAL INFORMATION.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency, Washington, D.C.
                  Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM 2.           AFFILIATIONS WITH OBLIGOR.

         If the Obligor is an affiliate of the trustee, describe each such affiliation.

         None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16.          LIST OF EXHIBITS.

       List below all exhibits filed as part of this statement of eligibility.

       Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

       Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 5.    Not Applicable

       Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

       Exhibit 8.    Not Applicable

       Exhibit 9.    Not Applicable

                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, and State of California, on the 2nd day of June 2005.


                                J. P. Morgan Trust Company, National Association


                                By
                                   ----------------------------
                                      /s/ Renee Johnson
                                      Authorized Officer

EXHIBIT 7           Report of Condition of the Trustee
--------------------------------------------------------------------------------


                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                               SEPTEMBER 30, 2004

                                                               ($000)
                                                           -------------
ASSETS
     Cash and Due From Banks                               $      28,672
     Securities                                                  145,134
     Loans and Leases                                            110,847
     Premises and Fixed Assets                                    11,202
     Intangible Assets                                           384,284
     Goodwill                                                    201,011
     Other Assets                                                 45,941
                                                           -------------
        Total Assets                                       $     927,091
                                                           =============


LIABILITIES
     Deposits                                              $      94,426
     Other Liabilities                                            55,575
                                                           -------------
        Total Liabilities                                        150,001

EQUITY CAPITAL
     Common Stock                                                    600
     Surplus                                                     701,587
     Retained Earnings                                            74,903
                                                           -------------
        Total Equity Capital                                     777,090
                                                           -------------

        Total Liabilities and Equity Capital               $     927,091
                                                           =============



--------------------------------------------------------------------------------






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